UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-12

VERISIGN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VeriSign, Inc.

487 East Middlefield Road

Mountain View, California 94043-4047

April 26, 2005

To Our Stockholders:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of VeriSign, Inc. to be held at our corporate offices located at 487 East Middlefield Road, Mountain View, California on Thursday, May 26, 2005 at 10:00 a.m., Pacific Time.

The matters expected to be acted upon at the Meeting are described in detail in the following Notice of the 2005 Annual Meeting of Stockholders and Proxy Statement.

It is important that you use this opportunity to take part in the affairs of VeriSign by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. A PROXY MAY ALSO BE COMPLETED ELECTRONICALLY OR BY PHONE AS DESCRIBED ON THE PROXY CARD AND UNDER “INTERNET AND TELEPHONE VOTING” IN THE ATTACHED PROXY STATEMENT. Returning the Proxy does not deprive you of your right to attend the Meeting and to vote your shares in person.

We look forward to seeing you at our 2005 Annual Meeting of Stockholders.

Sincerely,

/s/ Stratton D. Sclavos

Stratton D. Sclavos

President, Chief Executive Officer

and Chairman of the Board

VERISIGN, INC.

487 East Middlefield Road

Mountain View, California 94043-4047

Notice of the 2005 Annual Meeting of Stockholders

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of VeriSign, Inc. will be held at our corporate offices located at 487 East Middlefield Road, Mountain View, California on Thursday, May 26, 2005 at 10:00 a.m., Pacific Time. The 2005 Annual Meeting of Stockholders is being held for the following purposes:

1. To elect three Class I directors of VeriSign, each to serve a three-year term, or until a successor has been elected and qualified or until the director’s earlier resignation or removal.

2. To amend our 1998 Directors Stock Option Plan to increase the size of initial option grants and annual option grants to non-employee directors to 50,000 shares and 25,000 shares, respectively.

3. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2005.

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Only stockholders of record at the close of business on March 28, 2005 are entitled to notice of and to vote at the 2005 Annual Meeting of Stockholders or any adjournment thereof.

By Order of the Board of Directors,

/s/ James M. Ulam

James M. Ulam

Secretary

Mountain View, California

April 26, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR COMPLETE THE PROXY ELECTRONICALLY OR BY PHONE AS DESCRIBED ON THE PROXY CARD AND UNDER “INTERNET AND TELEPHONE VOTING” IN THE ATTACHED PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

VERISIGN, INC.

487 East Middlefield Road

Mountain View, California 94043-4047

PROXY STATEMENT

FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

April 26, 2005

The accompanying proxy is solicited on behalf of our Board of Directors for use at the 2005 Annual Meeting of Stockholders (the “Meeting”) to be held at our corporate offices located at 487 East Middlefield Road, Mountain View, California on Thursday, May 26, 2005 at 10:00 a.m., Pacific Time. Only holders of record of our common stock at the close of business on March 28, 2005, which is the record date, will be entitled to vote at the Meeting. At the close of business on the record date, we had 254,566,319 shares of common stock outstanding and entitled to vote. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxies will be voted in favor of the nominees and the proposals set forth in this proxy statement. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about April 26, 2005. An annual report for the year ended December 31, 2004 is enclosed with this proxy statement.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the record date.

Vote Required to Approve the Proposals

With respect to Proposal No. 1, three directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Meeting and voting on the election of directors. With respect to Proposal No. 2, the 1998 Directors Stock Option Plan will be amended to increase the size of initial option grants and annual option grants to non-employee directors to 50,000 shares and 25,000 shares, respectively, by affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Meeting.

None of the proposals is conditional upon the approval of any of the other proposals by the stockholders.

Quorum

A majority of the shares of common stock outstanding on the record date will constitute a quorum for the transaction of business at the Meeting. For purposes of the quorum and the discussion above regarding the vote necessary to take stockholder action, stockholders of record who are present at the meeting in person or represented by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, are considered stockholders who are present and entitled to vote and count toward the quorum.

Effect of Abstentions

Abstentions will not be taken into account in determining the outcome of the election of directors. Abstentions are considered shares entitled to vote on Proposal No. 2 and therefore would have the effect of a vote against the proposal.

Effect of Broker Non-Votes

If a stockholder does not give a proxy to its broker with instructions as to how to vote the shares, the broker (under rules of New York Stock Exchange) has authority to vote those shares for or against certain “routine” matters, as are all of the proposals to be voted on at the Meeting. If a broker votes shares that are unvoted by its customers for or against a proposal, these shares are considered present and entitled to vote at the Meeting. These shares will count toward determining whether or not a quorum is present. These shares will also be taken into account in determining the outcome of all of the proposals.

Although Proposal No. 1 to be voted on at the Meeting is considered “routine,” Proposal No. 2 would not be “routine,” and where a matter is not “routine,” a broker generally would not be entitled to vote its customers’ unvoted shares. These shares would be considered present but are not considered entitled to vote on the matter. These shares would count toward determining whether or not a quorum is present. However, these shares would not be taken into account in determining the outcome of any of the proposals.

Adjournment of Meeting

In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

Expenses of Soliciting Proxies

VeriSign will pay the expenses of soliciting proxies to be voted at the Meeting. Following the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph, or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our shares forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. In such cases, we will reimburse the record holders for their reasonable expenses if they ask us to do so.

Revocability of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•	a written instrument delivered to VeriSign stating that the proxy is revoked;

•	a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting; or

•	attendance at the Meeting and voting in person.

Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares.

Internet and Telephone Voting

If you hold shares of record as a registered shareholder, you can simplify your voting process and save the company expense by voting your shares by telephone at 1-866-540-5760 or on the Internet at http://www.proxyvoting.com/vrsn twenty-four hours a day, seven days a week. Telephone and Internet voting is available through 11:59 p.m. Eastern time the day prior to the Meeting. More information regarding telephone and Internet voting is given on the proxy card. If you hold shares through a bank or brokerage firm, the bank or brokerage firm will provide you with separate instructions on a form you will receive from them. Many such firms make telephone or Internet voting available, but the specific processes available will depend on those firms’ individual arrangements.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Amended and Restated Bylaws currently authorize no fewer than six and no more than nine directors. Our Board of Directors is currently comprised of nine directors. The Bylaws divide the Board of Directors into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. One class of directors is elected by the stockholders at each annual meeting to serve a three-year term or until their successors are duly elected and qualified or their earlier resignation or removal. The Class I directors, Messrs. Kriens, Lauer and Sclavos, will stand for election at this Meeting, the Class II directors, Messrs. Moore, Mueller and Roper, will stand for election or reelection at the 2006 annual meeting, and the Class III directors, Messrs. Bidzos, Chenevich and Reyes, will stand for reelection at the 2007 annual meeting. If any nominee for any reason is unable to serve, or for good cause will not serve, as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director.

Directors/Nominees

The names of the nominees for election as Class I directors at this Meeting and of the incumbent Class II and Class III directors, and certain information about them, are included below.

Name	Age	Position
Nominees for election as Class I directors for a term expiring in 2008:
Scott G. Kriens	47	Director
Len J. Lauer(1)	47	Director
Stratton D. Sclavos	43	President, Chief Executive Officer and Chairman of the Board

Incumbent Class II directors with terms expiring in 2006:
Roger H. Moore	63	Director
Edward A. Mueller(2)	57	Director
William A. Roper, Jr.(2)	59	Director

Incumbent Class III directors with terms expiring in 2007:
D. James Bidzos(1)(3)	50	Vice Chairman of the Board
William L. Chenevich(2)	61	Director
Gregory L. Reyes(1)	42	Director

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Nominating and Corporate Governance Committee

Scott G. Kriens has served as a director since January 2001. Mr. Kriens has served as President, Chief Executive Officer and Chairman of the Board of Directors of Juniper Networks, a provider of Internet hardware and software systems, since October 1996. From April 1986 to January 1996, Mr. Kriens served as Vice President of Operations at StrataCom, Inc., a telecommunications equipment company, which he co-founded in 1986. Mr. Kriens serves as a director of Equinix, Inc. Mr. Kriens holds a B.A. in Economics from California State University, Hayward.

Len J. Lauer has served as a director since February 2004. Since September 2003 he has served as President and Chief Operating Officer of Sprint Corporation, a global communications company. Mr. Lauer served as President—Sprint PCS from September 2002 to October 2004 and served as President—Global Markets Division since September 2000. Since joining Sprint in 1998, he has served as President—Sprint Business and President—Consumer Services Group of Sprint. From 1995 to 1998, he served as President and Chief Executive Officer of Bell Atlantic—New Jersey, a telecommunications company. Mr. Lauer holds a B.S. degree in Managerial Economics from the University of California, San Diego.

Stratton D. Sclavos has served as President and Chief Executive Officer and as a director of VeriSign since he joined VeriSign in July 1995. In December 2001, he was named Chairman of the Board of Directors. From October 1993 to June 1995, he was Vice President, Worldwide Marketing and Sales of Taligent, Inc., a software development company that was a joint venture among Apple Computer, Inc., IBM and Hewlett-Packard. From May 1992 to September 1993, Mr. Sclavos was Vice President of Worldwide Sales and Business Development of GO Corporation, a pen-based computer company. Prior to that time, he served in various sales and marketing capacities for MIPS Computer Systems, Inc. and Megatest Corporation. Mr. Sclavos serves as a director of Juniper Networks, Inc., Intuit, Inc. and salesforce.com, inc. Mr. Sclavos holds a B.S. degree in Electrical and Computer Engineering from the University of California at Davis.

Edward A. Mueller has served as a director since March 2005. Since January 2003, he has served as Chief Executive Officer of Williams-Sonoma, Inc., a specialty retailer of home furnishings. Prior to joining Williams-Sonoma, Inc., Mr. Mueller served as President and Chief Executive Officer of Ameritech, a telecommunications company, from 2000 to 2002; as President of SBC International Operations, a telecommunications company, from 1999 to 2000; and as President and Chief Executive Officer of Pacific Bell, a telecommunications company, from 1997 to 1999. Mr. Mueller joined the SBC organization in 1968, and held other executive level positions in the company, including President and Chief Executive Officer of Southwestern Bell Telephone. Mr. Mueller serves as a director of Williams-Sonoma, Inc. Mr. Mueller holds a B.S. degree in Civil Engineering from the University of Missouri and an Executive M.B.A. degree from Washington University.

Roger H. Moore has served as a director since February 2002. He was President and Chief Executive Officer of Illuminet Holdings, Inc. from December 1995 until December 2001 when VeriSign acquired Illuminet Holdings. Prior to Illuminet Holdings, Mr. Moore spent ten years with Nortel Networks in a variety of senior management positions including President of Nortel Japan. Mr. Moore serves as a director of Tut Systems, Inc. and Western Digital Corporation. Mr. Moore holds a B.S. degree in General Science from Virginia Polytechnic Institute and State University.

William A. Roper, Jr. has served as a director since November 2003. Since April 2000, he has served as Corporate Executive Vice President of Science Applications International Corporation (SAIC), a diversified technology services company, and has previously served as SAIC’s Senior Vice President from 1990 to 1999, Chief Financial Officer from 1990 to 2000, and Executive Vice President from 1999 to 2000. From 1987 to 1990, Mr. Roper was Executive Vice President and Chief Financial Officer of Intelogic Trace, Inc., nationwide computer support organization. Mr. Roper holds a B.A. degree in Mathematics from the University of Mississippi and graduated from Southwestern Graduate School of Banking at Southern Methodist University and Stanford University, Financial Management Program.

D. James Bidzos has served as Vice Chairman of the Board of Directors since December 2001. He served as Chairman of the Board of Directors of VeriSign from April 1995 until December 2001. Mr. Bidzos served as Vice Chairman of RSA Security, an Internet identity and access management solution provider, from March 1999 to May 2002 and Executive Vice President from July 1996 to February 1999. Prior thereto, he served as President and Chief Executive Officer of RSA Data Security from 1988 to February 1999.

William L. Chenevich has served as a director since April 1995. Mr. Chenevich has served as Vice Chairman of Technology and Operations for U.S. Bancorp, a financial holding company, since February 2001. He served as Vice Chairman of Technology and Operations Services of Firstar Corporation, a financial services company, from 1999 until its merger with U.S. Bancorp in February 2001. Prior thereto, he was Group Executive

Vice President of VISA International, a financial services company, from 1994 to 1999. Mr. Chenevich serves as a director of Longs Drug Stores Corporation. Mr. Chenevich holds a B.B.A. degree in Business from the City College of New York and a M.B.A. degree in Management from the City University of New York.

Gregory L. Reyes has served as a director since April 2001. From May 2001 to January 2005, Mr. Reyes served as Chairman of the Board of Directors and Chief Executive Officer of Brocade Communications Systems, Inc., a provider of an intelligent platform for networking storage. He is currently a member of the Board of Directors of, and consultant to, Brocade. From July 1998 to May 2001, Mr. Reyes served as President and Chief Executive Officer and was a member of the Board of Directors of Brocade. From January 1995 to June 1998, Mr. Reyes was President and Chief Executive Officer of Wireless Access, Inc., a wireless data communications products company. From January 1995 to November 1997, Mr. Reyes served as Chairman of the Board of Directors of Wireless Access. Mr. Reyes holds a B.S. degree in Economics and Business Administration from Saint Mary’s College in Moraga, California.

Board and Committee Meetings

The Board of Directors met five times and its committees collectively met fifteen times during 2004. No Director during the last fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings held by the Board of Directors and (ii) the total number of meetings held by all committees on which he served during 2004. The Board of Directors has affirmatively determined that each director who serves on each of its committees is independent, as the term is defined by rules of The Nasdaq Stock Market and the Securities and Exchange Commission (“SEC”). The Board of Directors will appoint a Lead Independent Director at a forthcoming meeting of the Board of Directors. The Lead Independent Director may schedule and conduct separate meetings of the independent directors and perform other similar duties.

Audit Committee

The Board of Directors has established an audit committee that has responsibility for oversight of our financial, accounting and reporting processes and our compliance with legal and regulatory requirements, the appointment, termination, compensation and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors’ audit work, reviewing and pre-approving any non-audit services that may be performed by the independent auditors, reviewing with management and our independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles. See “Report of the Audit Committee” contained in this proxy statement. The audit committee is currently comprised of Messrs. Chenevich, Mueller and Roper. Each member of the audit committee meets the independence criteria of The Nasdaq Stock Market and the SEC. Each audit committee member meets The Nasdaq Stock Market’s financial knowledge requirements, and the Board of Directors has further determined that Mr. Roper is (i) an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934 and (ii) “financially sophisticated” as such term is defined in Rule 4350(d)(2) of The Nasdaq Stock Market. The audit committee operates pursuant to a written charter adopted by the Board of Directors, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and The Nasdaq Stock Market. A copy of the audit committee charter is located on our website at http://www.verisign.com/verisign-inc/vrsn-investors/Corporate_Governance/index.html. The audit committee met eight times during 2004.

Compensation Committee

The Board of Directors has established a compensation committee to review the compensation and benefits for our executive officers, including the chief executive officer. The compensation committee also administers our stock purchase, equity incentive and stock option plans, makes grants to executive officers under such plans and makes recommendations to the Board of Directors regarding such matters. The compensation committee’s charter is located at our website, http://www.verisign.com/verisign-inc/vrsn-investors/Corporate_Governance/index.html. The compensation committee is currently comprised of Messrs. Bidzos, Lauer and Reyes, each of whom is an “independent director” under the rules of The Nasdaq Stock Market, and an “outside director” pursuant to Section 162(m) of the Internal Revenue Code. The compensation committee met six times during 2004.

Nominating and Corporate Governance Committee

The Board of Directors has established a nominating and corporate governance committee to recruit, evaluate, and nominate candidates for appointment or election to serve as members of the Board of Directors, recommend nominees for committees of the Board of Directors, recommend corporate governance policies and periodically review and assess the adequacy of these policies, and review annually the performance of the Board of Directors. The nominating and corporate governance committee is currently comprised of Mr. Bidzos, who is an “independent director,” under the rules of The Nasdaq Stock Market. The Board of Directors will appoint another director to the nominating and corporate governance committee at the Board of Director’s next scheduled meeting. The nominating and corporate governance committee’s charter is located on our website at http://www.verisign.com/verisign-inc/vrsn-investors/Corporate_Governance/index.html. The nominating and corporate governance committee met two times during 2004.

In carrying out its function to nominate candidates for election to the Board of Directors, the nominating and corporate governance committee considers the performance and qualifications of each potential nominee or candidate, not only for their individual strengths but also for their contribution to the Board of Directors as a group.

The nominating and corporate governance committee considers candidates for director nominees proposed by directors, the chief executive officer and stockholders. The nominating and corporate governance committee may also from time to time retain one or more third-party search firms to identify suitable candidates. We engaged Spencer Stuart to assist us in our search for a candidate to fill a vacant seat on the Board of Directors, which resulted in the appointment of Edward A. Mueller to the Board of Directors.

If you would like the nominating and corporate governance committee to consider a prospective candidate, in accordance with our Bylaws, please submit the candidate’s name and qualifications to: James M. Ulam, Secretary, VeriSign, Inc., 487 East Middlefield Road, Mountain View, California 94043-4047

The nominating and corporate governance committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents and candidates nominated by stockholders, based on the same criteria.

Communicating with the Board of Directors

Any stockholder who desires to contact the Board of Directors may do so electronically by sending an e-mail to the following address: bod@verisign.com. Alternatively, a stockholder may contact the Board of Directors by writing to: Board of Directors, VeriSign, Inc., 487 East Middlefield Road, Mountain View, California 94043, Attention: Secretary. Communications received electronically or in writing are distributed to the Lead Independent Director or the other members of the Board of Directors, as appropriate, depending on the facts and circumstances outlined in the communication received.

Attendance at Annual Meeting

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of the stockholders, we encourage directors to attend. Our Chairman and Chief Executive Officer, Stratton Sclavos, attended our 2004 Annual Meeting of Stockholders.

Director Compensation

Beginning July 1, 2004, directors who are not employees of VeriSign (or any parent, subsidiary or affiliate of VeriSign) receive cash compensation as follows:

•	Each director receives an annual retainer of $25,000.

•	Directors who serve on the compensation or audit committees receive an additional annual retainer of $20,000. Directors who serve on committees other than the compensation or audit committees receive an additional annual retainer of $10,000.

•	Compensation and audit committee chairpersons receive an additional annual retainer of $10,000. The additional annual retainer for chairperson positions on committees other than the compensation or audit committees is $5,000.

•	No meeting fees are paid for director attendance of the five scheduled Board meetings per year. For each special meeting of the Board called pursuant to proper notice, in person or by telephone, beyond the five scheduled Board meetings per year, each director receives a meeting fee of $2,000. No meeting fees are paid for any special committee meetings.

From January 1, 2004 through June 30, 2004, directors who were not employees of VeriSign (or any parent, subsidiary or affiliate of VeriSign) received $4,000 for each Board of Directors meeting attended. In addition, each director serving as a chairperson of a committee of the Board of Directors received $4,000 for each committee meeting attended. They were additionally entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with their attendance at Board of Directors and committee meetings.

Each member of the Board of Directors is eligible to receive stock options under VeriSign’s stock option plans, and Directors who are not employees of VeriSign (or any parent, subsidiary or affiliate of VeriSign) are eligible to participate in the 1998 Directors Stock Option Plan (the “Directors Plan”). The option grants under the Directors Plan are automatic and nondiscretionary, and the exercise price of the options is 100% of the fair market value of the common stock on the date of grant. Currently, each new director who is eligible to participate will initially be granted an option to purchase 25,000 shares on the date such director first becomes a member of the Board of Directors. These grants are referred to as “Initial Grants.” Currently, on each anniversary of the Initial Grant (or most recent grant if such director did not receive an Initial Grant), each eligible director will automatically be granted an additional option to purchase 12,500 shares so long as such director has served continuously as a member of the Board of Directors since the date of the Initial Grant (or most recent grant if such director did not receive an Initial Grant). All options granted under the Directors Plan will vest as to 6.25% of the shares each quarter after the date of grant, provided the optionee continues as a director or, if VeriSign so specifies in the grant, as a consultant of VeriSign. In 2004, VeriSign granted under the Directors Plan to Messrs. Bidzos, Chenevich, Compton, Kriens, Moore, Reyes and Roper each options to purchase 12,500 shares of its common stock with a weighted average exercise price of $19.10 per share, and to Mr. Lauer an option to purchase 25,000 shares of its common stock with an exercise price of $18.45 per share. The Directors Plan has been amended to increase the number of stock options granted to each director, subject to the approval of “Proposal No. 2—Amendment to 1998 Directors Stock Option Plan” contained in this proxy statement.

Compensation Committee Interlocks and Insider Participation

All members of the compensation committee during 2004 were independent directors, and none of them were employees or former employees of VeriSign. No executive officer of VeriSign has served on the compensation committee of the board of directors of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the compensation committee of VeriSign during the 2004 fiscal year. Mr. Sclavos, President, Chief Executive Officer and Chairman of the Board of Directors of VeriSign, served on the board of directors of Juniper Networks during the 2004 fiscal year. Mr. Kriens, a member of the Board of Directors of VeriSign, is President, Chief Executive Officer and Chairman of the board of directors of Juniper Networks.

The Board Recommends a Vote “FOR” the Election of Each of the Nominated Directors.

PROPOSAL NO. 2

AMENDMENT TO THE 1998 DIRECTORS STOCK OPTION PLAN

The following is a summary of the principal provisions of our 1998 Directors Stock Option Plan (the “Directors Plan”). This summary is qualified in its entirety by reference to the full text of the Directors Plan, which is attached to this Proxy Statement as Appendix A.

Stockholders are being asked to approve an amendment to the Directors Plan, which only affects non-employee members of the Board of Directors. The Board of Directors recommends a vote “FOR” approval of the amendment to the Directors Plan to increase the size of initial option grants and annual option grants to non-employee directors to 50,000 shares and 25,000 shares, respectively.

Proposed Amendment to the Directors Plan

The proposed amendment would effect the following changes:

(1) Each newly elected or appointed non-employee director will receive an automatic grant of an option to purchase 50,000 shares of our common stock upon first becoming a member of the Board. Previously, such a newly elected or appointed non-employee director would have received an initial grant of an option to purchase 25,000 shares.

(2) Each continuing non-employee director will receive an automatic grant of an option to purchase 25,000 shares of common stock on each anniversary of the initial grant, provided the continuing non-employee director is a member of the Board on such anniversary date and has served continuously as a member of the Board since the date of the initial grant. Previously, such a continuing non-employee director would have received an automatic grant of an option to purchase 12,500 shares of our common stock on each anniversary of the initial grant.

The proposed amendment is intended to provide equity incentives to attract and retain the services of highly qualified and experienced non-employee directors. The proposed amendment was adopted by the Board of Directors on August 3, 2004 subject to stockholder approval at the Meeting. If approved, the automatic, initial grant increases will take effect as of August 3, 2004 for any members appointed to the Board of Directors after August 3, 2004, but before the Meeting.

Plan History

In October 1997, the Board of Directors adopted, and in January 1998, the stockholders approved, the Directors Plan and reserved a total of 500,000 shares, as adjusted for stock splits, of common stock for issuance under the Directors Plan. In March 2000, the Board of Directors adopted, and in June 2000, the stockholders approved, an amendment to the Directors Plan to increase the number of shares reserved for issuance under the Directors Plan by an additional 250,000 shares. In February 2003, the Board of Directors adopted, and in May 2003, the stockholders approved, an amendment to the Directors Plan to increase the number of shares reserved under the Directors Plan by an additional 500,000 shares. As of December 31, 2004, options to purchase 787,500 shares of common stock had been granted under the Directors Plan and 510,781 shares remain available for future grant. The Directors Plan authorizes the award of stock options only, which we also refer to as an Award.

Administration

The Directors Plan may be administered by the Board of Directors or by a committee of not less than two members of the Board of Directors appointed to administer the Directors Plan. The compensation committee of the Board of Directors currently administers the Directors Plan. The Board of Directors, or the committee appointed by the Board of Directors, has the authority to construe and interpret any of the provisions of the Directors Plan or any options thereunder.

Eligibility

Members of the Board of Directors who are not employees of VeriSign, or of any parent, subsidiary or affiliate thereof, are eligible to participate in the Directors Plan.

Stock Options

The option grants under the Directors Plan are automatic and nondiscretionary, and the exercise price of the options is 100% of the fair market value of the common stock on the date of grant. Prior to the Amendment, each new Director who is eligible to participate was initially granted an option to purchase 25,000 shares of our common stock on the date the Director first becomes a member of the Board of Directors. These grants are referred to as “initial grants.” Prior to the Amendment, on each anniversary of the initial grant (or most recent grant if that Director did not receive an initial grant), each eligible Director was automatically be granted an additional option to purchase 12,500 shares of common stock so long as that Director served continuously as a member of the Board of Directors since the date of the initial grant (or most recent grant if that Director did not receive an initial grant).

All options granted under the Directors Plan will vest as to 6.25% of the shares each quarter after the date of grant, provided the optionee continues as a director, or if VeriSign so specifies in the grant, as a consultant of VeriSign.

Subject to Section 402 of the Sarbanes-Oxley Act of 2002, the exercise price of options granted under the Directors Plan may be paid as approved by the Board or Directors or by a committee appointed by the Board of Directors at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of VeriSign to the participant; (3) by surrender of shares of VeriSign’s common stock owned by the participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by waiver of compensation due to or accrued by the participant for services rendered; (5) by a “same-day sale” commitment from the participant and a National Association of Securities Dealers, Inc., or NASD, broker; (6) by a “margin” commitment from the participant and a NASD broker; or (7) by any combination of the above, to the extent legally permitted.

Termination of Options

The term of options granted under the Directors Plan is ten years. The options will terminate seven months following the date the Director ceases to be a Director (or, if specified in the grant, a consultant of VeriSign) and will terminate twelve months following the date the Director ceases to be a Director in the result of death or disability.

Dissolution, Liquidation or Change of Control

Immediately prior to the dissolution or liquidation of VeriSign or a “change in control” transaction, the vesting of all options granted pursuant to the Directors Plan will accelerate and the options will become exercisable in full prior to the consummation of such event, and must be exercised, if at all, within six months of the consummation of said event, after which period any unexercised options will expire.

Amendment of the Plan

The Board of Directors may at any time amend or terminate the Directors Plan, including amendment of any form of award agreement or instrument to be executed pursuant to the Directors Plan. However, the Board of Directors may not amend the Directors Plan in any manner that requires stockholder approval pursuant to the Internal Revenue Code or the regulations promulgated thereunder, or the Securities Exchange Act of 1934 or Rule 16b-3, or any successor, promulgated thereunder.

Term of the Plan

The Directors Plan will terminate on October 31, 2007, unless sooner terminated in accordance with the terms of the plan.

Adjustments

In the event that the number of outstanding shares of our common stock is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in our structure without consideration, the number of shares available under the Directors Plan and the number of shares subject to outstanding options and the exercise price per shares of such outstanding options will be proportionately adjusted, subject to any required action by the Board of Directors or stockholders and compliance with applicable securities laws.

Federal Income Tax Information

The following is a general summary as of the date of this proxy statement of the federal income tax consequences to VeriSign and participants under the Directors Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Directors Plan.

Nonqualified Stock Options.    A participant will not recognize any taxable income at the time a Nonqualified Stock Option (“NQSO”) is granted. However, upon exercise of a NQSO, the participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the participant’s exercise price. The included amount will be treated as ordinary income by the participant and may be subject to income tax and FICA withholding by VeriSign, either by payment in cash or withholding out of the participant’s salary. Upon resale of the shares by the participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. Special rules apply where all, or a portion, of the exercise price is paid by tendering shares of common stock.

Maximum Tax Rates for Noncorporate Taxpayers.    The maximum federal tax rate for noncorporate taxpayers applicable to ordinary income is 35%. Long-term capital gain for noncorporate taxpayers on stock held for more than twelve months will be taxed at a maximum rate of 15%. Capital gains will continue to be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

Tax Treatment of VeriSign.    We will be entitled to a deduction in connection with the exercise of a NQSO by a participant or the receipt of restricted stock or stock bonuses by a participant to the extent that the participant recognizes ordinary income.

ERISA

The Directors Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 or “ERISA” and is not qualified under section 401(a) of the Internal Revenue Code.

Shares Subject to the Plan

The shares subject to issuance under the Directors Plan consist of authorized but unissued shares of Common Stock. The aggregate number of shares reserved for awards under the Directors Plan is 1,250,000 shares, subject to an adjustment as provided in the Directors Plan. As of December 31, 2004, 510,781 shares of common stock remain available for future grant under the Directors Plan.

Neither our named executive officers nor our other executive officers have been granted options to purchase shares under the Directors Plan.

Our current non-employee directors as a group have been granted options to purchase 862,500 shares under the Directors Plan, over the life of the plan.

New Plan Benefits

Under the current Directors Plan, each of our non-employee directors is automatically granted an option to purchase 25,000 shares of our common stock on the date he or she first becomes a director, and on each anniversary of a director’s initial grant, each eligible director will automatically be granted an additional option to purchase 12,500 shares of our common stock if the director has served continuously as a director since the date of the initial grant or most recent grant. If this proposal is adopted, immediately following the Meeting, each non-employee director who was newly appointed to the Board will automatically be granted an option to purchase 50,000 shares of our common stock, and on each anniversary of a non-employee such director’s initial grant each eligible director will automatically be granted an option to purchase 25,000 shares of our common stock provided such director is a member of the Board on such anniversary date and has served continuously as a member of the Board. The exercise prices at which the remaining grants will be made are not determinable because they will be based upon the fair market value of our common stock on the date of grant. The closing price per share of our common stock on the Nasdaq National Market on April 15, 2005 was $25.33.

The Board of Directors Recommends a Vote “FOR” the Amendment to the 1998 Directors Stock Option Plan.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our financial statements for the year ending December 31, 2005, and our stockholders are being asked to ratify this selection. Representatives of KPMG LLP, expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors Recommends a Vote “FOR” the Ratification of the Selection of KPMG LLP as VeriSign’s Independent Registered Public Accounting Firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 28, 2005 by:

•	each stockholder who is known to own beneficially more than 5% of our common stock;

•	each director;

•	each of the Named Executive Officers (see the “Summary Compensation Table” in this proxy statement); and

•	all directors and executive officers as a group.

The percentage ownership is based on 254,409,722 shares of common stock outstanding at February 28, 2005. Shares of common stock that are subject to options currently exercisable or exercisable within 60 days of February 28, 2005 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes following the table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Barclays Global Investors, NA(1)	13,875,986	5.45%
Stratton D. Sclavos(2)	4,447,589	1.80
Quentin P. Gallivan(3)	814,658	*
Dana L. Evan(4)	782,649	*
Robert J. Korzeniewski(5)	514,520	*
Judy Lin(6)	505,963	*
Russell S. Lewis(7)	432,440	*
Kevin R. Compton(8)	261,152	*
Scott G. Kriens(9)	126,874	*
D. James Bidzos(10)	105,626	*
William L. Chenevich(11)	65,938	*
Gregory L. Reyes(12)	43,750	*
Roger H. Moore(13)	28,616	*
William A. Roper, Jr.(14)	8,594	*
Len J. Lauer(15)	6,250	*
Edward A. Mueller(16)	—	—
All executive officers and directors as a group (19 persons)(17)	8,787,784	3.45

*	Less than 1% of VeriSign’s outstanding common stock.

(1)

Based on Schedule 13G filed on February 14, 2005 with the SEC by Barclays Global Investors, NA (“Barclays”), Barclays Global Fund Advisors (“Barclays Global Fund”), Barclay Global Investors, Ltd. (Barclays Global Investors”), Barclays Global Investors Japan Trust and Banking Company Limited (“Barclays Japan”), Barclays Life Assurance Company Limited, Barclays Bank PLC, Barclays Capital Securities Limited (“Barclays Capital Securities”), Barclays Capital Inc., Barclays Private Bank & Trust (Isle of Man) Limited, Barclays Private Bank and Trust (Jersey Limited, Barclays Bank Trust Company Limited, Barclays Bank (Suisse) SA, Barclays Private Bank Limited, Bronco (Barclays Cayman) Limited, Palomino Limited (“Palomino”) and HYMF Limited, with respect to beneficial ownership of 13,875,986 shares. Barclays has sole voting power over 8,941,721 of these shares and sole dispositive power over 10,382,062 of these shares. Barclays Global Fund has sole voting power over 791,630 of these shares and sole dispositive power over 849,292 of these shares. Barclays Global Investors has sole voting power over 2,272,245 of these shares and sole dispositive power of 2,288,263 of these shares. Barclays Japan has sole voting power over 213,161 of these shares and sole dispositive power over 213,161 of these shares. Barclays Capital Securities has sole voting power over 7,300 of these shares and sole dispositive power over 7,300 of these shares. Palomino has sole voting power over 135,908 of these shares and sole dispositive power over 135,908 of these shares. The principal business addresses are as follows: Barclays and Barclays Global Fund: 45 Fremont Street, San Francisco, CA 94105; Barclays Global Investors: Murray House, 1 Royal Mint Court, London EC3N 4HH; Barclays Japan: Ebisu Prime Square Tower, 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-0012 Japan; Barclays Life Assurance Company Limited: Unicorn House, 5th Floor, 252 Romford Road, Forest Gate, London 37 9JB England; Barclays Bank PLC: 54 Lombard Street, London, England EC3P 3AH; Barclays Capital Securities: 5 The North Colonmade, Canary Wharf, London, England E14 4BB; Barclays Capital Inc.: 200 Park Ave., NY, NY 10166; Barclays Private Bank & Trust (Isle of Man) Limited: 4th Floor, Queen Victoria House, Isle of Man, IM99 IDF; Barclays Private Bank and Trust (Jersey) Limited: 39/41 Broad Street, St. Helier, Jersey, Channel Islands JE4 8PU; Barclays Bank (Suisse) SA: 10 rue d’Italie CH-1204, Geneva, Switerland; Barclays Private Bank Limited: 59/60 Grosvenor Street, London, WIX 9DA England; Bronco (Barclays Cayman) Limited, Palomino and HYMF Limited: Walker House Mary Street, PO Box 908 GT, George Town, Grand Cayman.

(2)	Includes 85,600 shares held by Eladha Partners, LP under which Stratton D. Sclavos and his spouse are limited partners with an ownership interest of 98%. Includes 18,333 shares held by Sclavos Family Partners, LP under which Mr. Sclavos and his spouse are limited partners with an ownership interest of 50% and Mr. Sclavos’ children are limited partners with a 48% ownership interest. Includes 227,621 shares held by the Sclavos 1990 Revocable Trust under which Mr. Sclavos and his spouse are co-trustees. Includes 12,205 shares held by the Sclavos Family Foundation under which Mr. Sclavos is the beneficial owner. Also includes 2,998,216 shares subject to options held by Mr. Sclavos, and 1,071,875 shares subject to options held by Boutari Ventures, LLC, that are exercisable within 60 days of February 28, 2005. Mr. Sclavos and his spouse are co-managers of Boutari Ventures, LLC. Mr. Sclavos is President, Chief Executive Officer and Chairman of the Board of Directors.

(3)	Includes 664,227 shares subject to options held by Quentin P. Gallivan that are exercisable within 60 days of February 28, 2005. Includes 30,000 shares subject to the provisions of that certain Restricted Stock Purchase Agreement by and between Mr. Gallivan and the Registrant dated August 11, 2003. Mr. Gallivan is Executive Vice President, Worldwide Sales and Services.

(4)	Includes 18,242 shares held by TDC&R Investments LP under which Dana L. Evan and her spouse are 1% general partners and Ms. Evan’s children are limited partners with an ownership interest of 99%. Includes 51,030 shares held by the Evan 1991 Living Trust under which Ms. Evan and her spouse are co-trustees. Includes 673,215 shares subject to options held by Ms. Evan that are exercisable within 60 days of February 28, 2005. Includes 30,000 shares subject to the provisions of that certain Restricted Stock Purchase Agreement by and between Ms. Evan and the Registrant dated August 11, 2003. Ms. Evan is the Executive Vice President, Finance and Administration and Chief Financial Officer.

(5)	Includes 427,813 shares subject to options held by Robert J. Korzeniewski that are exercisable within 60 days of February 28, 2005. Includes 30,000 shares subject to the provisions of that certain Restricted Stock Purchase Agreement by and between Mr. Korzeniewski and the Registrant dated August 11, 2003. Mr. Korzeniewski is Executive Vice President, Corporate and Business Development.

(6)	Includes 423,917 shares subject to options held by Judy Lin that are exercisable within 60 days of February 28, 2005. Includes 10,000 shares subject to the provisions of that certain Restricted Stock Purchase Agreement by and between Ms. Lin and the Registrant dated August 11, 2003. Ms. Lin is Executive Vice President and General Manager, Security Services.

(7)

Includes 362,440 shares subject to options held by Russell S. Lewis that are exercisable within 60 days of February 28, 2005. Includes 20,000 shares subject to the provisions of that certain Restricted Stock

Purchase Agreement by and between Mr. Lewis and the Registrant dated August 11, 2003. Mr. Lewis resigned from his executive position on December 17, 2004.

(8)	Includes 114,626 shares subject to options held by Kevin R. Compton that are exercisable within 60 days of February 28, 2005. Mr. Compton resigned as a director on Registrant’s Board effective March 21, 2005.

(9)	Represents 80,000 shares held by the Kriens 1996 Trust under which Scott G. Kriens is a trustee. Includes 46,874 shares subject to options held by Mr. Kriens that are exercisable within 60 days of February 28, 2005.

(10)	Includes 100,626 shares subject to options held by D. James Bidzos that are exercisable within 60 days of February 28, 2005.

(11)	Includes 65,938 shares subject to options held by William L. Chenevich that are exercisable within 60 days of February 28, 2005.

(12)	Includes 43,750 shares subject to options held by Gregory L. Reyes that are exercisable within 60 days of February 28, 2005.

(13)	Includes 28,125 shares subject to options held by Roger H. Moore that are exercisable within 60 days of February 28, 2005.

(14)	Includes 8,594 shares subject to options held by William A. Roper, Jr. that are exercisable within 60 days of February 28, 2005.

(15)	Includes 6,250 shares subject to options held by Len J. Lauer that are exercisable within 60 days of February 28, 2005.

(16)	Edward A. Mueller was appointed to the Board of Directors on March 21, 2005.

(17)	Includes the shares described in footnotes (2)-(16) and 518,165 shares beneficially held by four additional executive officers, of which 479,785 shares are subject to options held that are exercisable within 60 days of February 28, 2005. Includes 30,000 shares subject to the provisions of a Restricted Stock Purchase Agreement by and between three of the four additional executive officers and the Registrant, all respectively dated August 11, 2003.

EXECUTIVE COMPENSATION

The following table sets forth certain summary information concerning the compensation awarded to, earned by, or paid for services rendered to us in all capacities during 2004, 2003 and 2002 by our chief executive officer, the four most highly compensated executive officers, other than the chief executive officer, who were serving as executive officers at the end of 2004, as well as one individual who would have been among the four most highly compensated executive officers for 2004 but for the fact that the individual was not serving as an executive officer at the end of 2004. These officers are referred to together in this proxy statement as the Named Executive Officers.

SUMMARY COMPENSATION TABLE

	Fiscal Year End	Annual Compensation		Long Term Compensation Awards			All Other Compensation(3)(4)
Name and Principal Position		Salary(1)	Bonus(2)	Restricted Stock Award(s)		Securities Underlying Options SARs
Stratton D. Sclavos	2004	$742,308	$1,050,000	$4,172,500	(5)	650,000	$6,239
President, Chief Executive Officer and Chairman of the Board	2003 2002	626,923 450,000	682,525 229,500	— —		690,717 1,200,000	5,635 5,500

Dana L. Evan	2004	$367,692	$320,000	$—		135,000	$6,106
Executive Vice President, Finance and Administration and Chief Financial Officer	2003 2002	331,315 305,789	260,000 69,854	386,370 —	(6)(7)	80,000 175,000	5,894 5,500

Quentin P. Gallivan	2004	$323,504	$326,750	$—		112,500	$2,815
Executive Vice President, Worldwide Sales and Services	2003 2002	296,655 300,033	233,800 40,828	386,370 —	(6)(8)	80,000 175,000	2,983 2,200

Robert J. Korzeniewski	2004	$323,331	$275,000	$—		112,500	$5,302
Executive Vice President, Corporate and Business Development	2003 2002	309,322 300,303	250,000 66,535	386,370 —	(6)(9)	80,000 175,000	3,751 3,300

Judy Lin	2004	$297,692	$260,000	$—		112,500	$4,073
Executive Vice President and General Manager, Security Services	2003 2002	276,110 220,507	225,000 55,884	128,790 —	(6)(10)	55,000 150,000	3,175 2,200

Russell S. Lewis(11)	2004	$318,846	$287,000	$—		50,000	$6,215
Former Executive Vice President and General Manager, Naming and Directory Services	2003 2002	310,000 299,231	286,000 55,000	257,580 —	(6)(12)	60,000 280,000	5,785 5,500

(1)	Includes, where applicable, amounts electively deferred by each Named Executive Officer under our 401(k) Plan.

(2)	Bonus amounts are paid annually for services performed in the immediately preceding year.

(3)

In accordance with SEC rules, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees, and certain perquisites and other personal benefits received by the Named

Executive Officers that do not exceed the lesser of $50,000 or 10% of any such officer’s salary and bonus disclosed in this table.

(4)	Represents matching contributions made by VeriSign under the terms of our 401(k) plan.

(5)	In December 2004, VeriSign issued 125,000 restricted stock units under its 1998 Equity Incentive Plan to Mr. Sclavos. 25,000 shares vest ratably over a four-year period as follows: 25% vest on the first anniversary of the date of grant (one-year cliff), and, thereafter, 6.25% of the shares vest quarterly until fully vested. 100,000 shares vest ratably over a four-year period as follows: 10% on the first anniversary, 20% on the second anniversary, 30% on the third anniversary, and 40% on the fourth anniversary of the date of grant. The aggregate market value of the restricted stock units at the date of issuance was $4,172,500, which was calculated by multiplying the fair market value per share of our common stock as quoted on the Nasdaq National Market on the date of issuance by the number of shares awarded. As of December 31, 2004, the aggregate market value of the restricted stock units was $4,200,000 based on the fair market value per share of VeriSign common stock as quoted on the Nasdaq National Market of $33.60 on that date.

(6)	In August 2003, VeriSign issued 150,000 shares of restricted stock under its 1998 Equity Incentive Plan to certain executive officers. The restricted stock vests 100% on the second anniversary of the date of grant (two-year cliff), after which two-thirds of the shares may be sold or otherwise transferred. The remaining one-third of the shares may only be sold or otherwise transferred on or after the third anniversary of the date of grant. The aggregate market value of the restricted stock at the date of issuance was $1,932,000, which was calculated by multiplying the fair market value per share of our common stock as quoted on the Nasdaq National Market on the date of issuance by the number of shares awarded.

(7)	As of December 31, 2004, Ms. Evan held 30,000 shares of VeriSign common stock subject to the vesting and transfer restrictions described in footnote 7 above with an aggregate market value of $1,008,000 based on the fair market value per share of VeriSign common stock as quoted on the Nasdaq National Market of $33.60 on that date.

(8)	As of December 31, 2004, Mr. Gallivan held 30,000 shares of VeriSign common stock subject to the vesting and transfer restrictions described in footnote 7 above with an aggregate market value of $1,008,000 based on the fair market value per share of VeriSign common stock as quoted on the Nasdaq National Market of $33.60 on that date.

(9)	As of December 31, 2004, Mr. Korzeniewski held 30,000 shares of VeriSign common stock subject to the vesting and transfer restrictions described in footnote 7 above with an aggregate market value of $1,008,000 based on the fair market value per share of VeriSign common stock as quoted on the Nasdaq National Market of $33.60 on that date.

(10)	As of December 31, 2004, Ms. Lin held 10,000 shares of VeriSign common stock subject to the vesting and transfer restrictions described in footnote 7 above with an aggregate market value of $336,000 based on the fair market value per share of VeriSign common stock as quoted on the Nasdaq National Market of $33.60 on that date.

(11)	Russell S. Lewis resigned from his executive position on December 17, 2004. Mr. Lewis’ bonus in 2004 and 2003 includes a bonus for relocation from Pennsylvania to Virginia.

(12)	As of December 31, 2004, Mr. Lewis held 20,000 shares of VeriSign common stock subject to the vesting and transfer restrictions described in footnote 7 above with an aggregate market value of $672,000 based on the fair market value per share of VeriSign common stock as quoted on the Nasdaq National Market of $33.60 on that date.

OPTION GRANTS IN FISCAL YEAR 2004

The following table sets forth certain information regarding stock options granted to each of the Named Executive Officers during the year ended December 31, 2004.

	Individual Grants(1)					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms(2)
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year(3)	Exercise Price Per Share		Expiration Date	5%	10%
Stratton D. Sclavos	250,000	2.5670%	$33.38	(4)	12/17/11	$3,397,253	$7,917,044
	400,000	4.1072	35.05	(5)	12/17/11	4,768,005	11,999,671
Dana L. Evan	135,000	1.3862	26.53	(4)	11/03/11	1,458,051	3,397,878
Quentin P. Gallivan	112,500	1.1551	26.53	(4)	11/03/11	1,215,042	2,831,565
Robert J. Korzeniewski	112,500	1.1551	26.53	(4)	11/03/11	1,215,042	2,831,565
Judy Lin	112,500	1.1551	26.53	(4)	11/03/11	1,215,042	2,831,565
Russell S. Lewis	50,000	0.5134	26.53	(4)	11/03/11	540,019	1,258,473

(1)	All options were granted under the 1998 Equity Incentive Plan and become exercisable with respect to 25% of the shares covered by the option on the first anniversary of the date of grant and with respect to an additional 6.25% of these shares each quarter thereafter. These options have a term of seven years. Upon certain changes in control, the vesting schedule accelerates as to 50% of any shares that are then unvested for officers at the level of senior vice president and above and as to 100% of any shares that are then unvested for the president and chief executive officer.

(2)	Potential realizable values are net of exercise price but before taxes, and are based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the applicable term. These numbers are calculated based on SEC requirements and do not reflect our projection or estimate of future stock price growth.

(3)	We granted options to purchase 9,739,004 shares of common stock to employees during 2004.

(4)	Options were granted at an exercise price equal to the fair market value per share of our common stock as quoted on the Nasdaq National Market.

(5)	Options were granted at an exercise price equal to five percent (5%) above the fair market value per share of our common stock quoted on the Nasdaq National Market.

AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2004 AND

FISCAL YEAR-END OPTION VALUES

The following table sets forth for each of the Named Executive Officers the shares acquired and the value realized on each exercise of stock options during the year ended December 31, 2004 and the year-end number and value of exercisable and unexercisable options.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at 12/31/04(1)		Value of Unexercised In-the-Money Options at 12/31/04(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Stratton D. Sclavos	50,429	$794,761	3,822,189	1,825,225	$43,661,932	$16,573,689
Dana L. Evan	38,000	744,587	651,860	262,292	3,549,072	3,095,863
Quentin P. Gallivan	20,000	210,362	643,081	239,583	3,572,614	2,936,788
Robert J. Korzeniewski	—	—	406,667	239,583	2,369,188	2,936,788
Judy Lin	38,624	667,888	409,646	203,854	4,759,512	2,687,138
Russell S. Lewis	—	—	358,690	190,833	3,206,138	2,702,763

(1)	All options exercised and shown in this table were granted under our 1995 Stock Option Plan, 1997 Stock Option Plan, 1998 Equity Incentive Plan or 2001 Stock Incentive Plan.

(2)	Based on a value of $33.60, the closing price per share of our common stock on the Nasdaq National Market on December 31, 2004, net of the option exercise price.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2004.

	Equity Compensation Plan Information
	(A)		(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by stockholders	13,399,445		$50.72	20,203,730	(1)
Equity compensation plans not approved by stockholders	17,715,369	(2)(3)	$17.99	7,743,290	(2)

Total	31,114,814		$32.08	27,947,020

(1)	Includes 6,139,707 shares available for purchase under the 1998 Employee Stock Purchase Plan (the “Purchase Plan”). The Purchase Plan contains an “evergreen” provision whereby the aggregate number of shares available for issuance increases automatically on January 1 of each year by 1% of our outstanding shares of common stock on each immediately preceding December 31.

(2)	Includes securities to be issued upon exercise of outstanding options under VeriSign’s 2001 Stock Incentive Plan (the “Incentive Plan”). The Incentive Plan contains an “evergreen” provision whereby the aggregate number of shares available for issuance increases automatically on January 1 of each year by 2% of our outstanding shares of common stock on each immediately preceding December 31. The Incentive Plan authorizes the award of non-qualified stock options and restricted stock awards to eligible employees and officers who are not subject to Section 16 reporting requirements, contractors, and consultants. As of December 31, 2004, no restricted stock awards have been made under the Incentive Plan. Options may be granted at an exercise price not less than the fair market value of VeriSign’s common stock on the date of grant. All options are granted at the discretion of the Board or the compensation committee of the Board and have a term not greater than 10 years from the date of grant. Options issued generally vest 25% on the first anniversary date and ratably over the following 12 quarters. At December 31, 2004, 7,709,240 shares remain available for future awards under the Incentive Plan. All of the shares authorized for issuance under the Incentive Plan are available for issuance pursuant to awards of restricted stock or restricted stock units.

(3)	Does not include options to purchase 1,763,355 shares of common stock with a weighted average exercise price of $63.07 that were assumed in various business combinations.

Under Items 306 and 402(a)(9) of Regulation S-K promulgated by the SEC, neither the “Report of the Compensation Committee,” the “Report of the Audit Committee” nor the “Stock Price Performance Graph” shall be deemed to be “soliciting material” or to be “ filed” with the SEC for purposes of the Securities Exchange Act of 1934, as amended, nor shall either report or the graph be deemed to be incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

REPORT OF THE COMPENSATION COMMITTEE

The compensation committee of the Board of Directors administers our executive compensation program. The current members of the compensation committee are D. James Bidzos (Chairman), Len J. Lauer and Gregory L. Reyes. Each of these persons is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and an “independent director” under the rules of the Nasdaq Stock Market. None of the committee members has any interlocking relationships as defined by the rules promulgated by the SEC.

General Compensation Philosophy

The role of the compensation committee is to review the salaries and other compensation of the executive officers and certain other key employees of VeriSign, and to make grants under, and to administer, the stock option and other employee equity and bonus plans. VeriSign’s compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables VeriSign to attract, motivate, reward and retain key executives and employees. Accordingly, each executive officer’s compensation package may, in one or more years, be comprised of the following three elements:

•	base salary that is designed primarily to be competitive with base salary levels in effect at high technology companies in the Silicon Valley and other locations where we have employees that are of comparable size to VeriSign and with which VeriSign competes for executive personnel;

•	annual variable performance awards, such as bonuses, payable in cash and tied to the achievement of performance goals, financial or otherwise, established by the compensation committee; and

•	long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and VeriSign’s stockholders.

Executive Compensation

Base Salary.    Salaries for executive officers for 2004 were generally determined on an individual basis by evaluating each executive’s scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies. In addition, VeriSign’s Human Resources Department provided information to us regarding salary range guidelines for specific positions.

Base salary is adjusted each year to take into account the executive officer’s performance and to maintain a competitive salary structure. We conduct reviews of executive compensation practices on an annual basis and may change each executive officer’s salary based on the individual’s contributions and responsibilities over the prior twelve months and any change in median comparable company pay levels. We believe that, on the basis of our knowledge of executive compensation in the industry, that VeriSign’s salary levels for the executive officers are reasonable and necessary given the competition for executive talent in the industry and VeriSign’s financial resources.

Bonus Plan.    VeriSign has established a bonus plan that rewards employees who are identified as key contributors to the success of the company. Target bonuses are established based on a percentage of base salary and become payable upon the achievement of specified total company financial goals and personal and team objectives. We administer this plan with regard to the chief executive officer and the other executive officers of VeriSign. The executive management team administers the plan for all other employees.

VeriSign’s total compensation philosophy is based on the concept that variable pay is earned through effective performance and contribution to the success of the company. Bonus payments are based on actual performance in achieving corporate, business unit (or divisional) and individual targets. Each year, the compensation committee, working with the executive management team, establishes the corporate goals for bonus measurement purposes and determines weightings for each element. The executive management team is responsible for ensuring that actual results are confirmed before they are applied against the bonus plan for payment purposes. Each business unit or divisional executive vice president is responsible for developing the targets and objectives for their division. All targets and objectives are aligned with the business plan for the fiscal year and monitored by VeriSign’s corporate finance department. Individual performance is measured relative to the individual’s personal contribution to the success of the organization. This element is objective and tied to individual documented objectives for the bonus year. All targets and related objectives are defined and measured on an annual basis.

For 2005, corporate goals for VeriSign’s executive management members have been set in the following areas:

•	Financial performance goals that include specific objectives relating to revenues, operating margin and other financial metrics;

•	Strategic goals applicable to each business unit designed to extend the reach of VeriSign’s service offerings in existing markets while enabling us to enter new geographic markets and offer new services for the current year and the future; and

•	Organizational development goals that will help us give our employees the tools they need to execute more effectively against our strategic plan over the near-term and the long-term.

Long-Term Incentive Awards.    We believe that equity-based compensation in the form of stock options, restricted stock units and restricted stock awards links the interests of executive officers with the long-term interests of VeriSign’s stockholders and encourages executive officers to remain in VeriSign’s employ. Stock options, restricted stock units and restricted stock awards generally have value for executive officers only if the officer remains in VeriSign’s employ for the period required for the shares to vest, and, in the case of stock options, only if the price of VeriSign’s stock increases above the fair market value on the grant date.

VeriSign grants stock options, restricted stock units and restricted stock awards in accordance with the 1998 Equity Incentive Plan and 2001 Stock Incentive Plan. In 2004, stock options and restricted stock units were granted to executive officers to aid in the retention of executive officers and to align their interests with those of the stockholders. Stock options typically have been granted to executive officers when the executive first joins VeriSign; in connection with a significant change in responsibilities; annually as part of the VeriSign Key Contributor Stock Option Program; and, occasionally, to achieve equity within a peer group. We may, however, grant additional stock options, restricted stock units and restricted stock awards to executive officers for other reasons. The number of shares subject to each stock option granted, restricted stock unit granted and restricted stock award is within our discretion and is based on anticipated future contribution and ability to impact VeriSign’s results, past performance or consistency within the executive officer’s peer group. In 2004, we considered these factors, as well as the number of unvested option shares held by the executive officer as of the date of grant. We may also grant stock options, restricted stock units and restricted stock awards to executive officers to provide greater incentives to continue their employment with VeriSign and to strive to increase the value of VeriSign’s common stock. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of VeriSign’s common stock on the date of grant. Shares granted under restricted stock awards generally vest over a two year period, although one-third of the shares may not be disposed of until after three years.

Chief Executive Officer Compensation

Mr. Sclavos’ base salary, target bonus, bonus paid and long-term incentive awards for 2004 were determined by us in a manner consistent with the factors described above for all executive officers. Mr. Sclavos’ base salary for 2004 was set at the annual rate of $750,000; he was eligible for a target bonus of $750,000, up to a maximum of $1,500,000. Mr. Sclavos’ long-term incentive award for 2004 consisted of a grant of options to purchase 650,000 shares of VeriSign common stock and 125,000 restricted stock units. In order to more effectively align these awards with the maximization of long-term shareholder value, a majority of the options were granted at exercise prices above fair market value, while most of the restricted stock units vest in the last two years of the four-year vesting period. Specifically, options with respect to 400,000 shares were granted at an exercise price of 5% above the fair market value of our common stock on the date of grant, and 100,000 of the restricted stock units will vest over a four-year period as follows: 10% on the first anniversary, 20% on the second anniversary, 30% on the third anniversary, and 40% on the fourth anniversary of the date of grant. Mr. Sclavos was paid a bonus in 2004 in accordance with VeriSign’s regular bonus plan based on VeriSign’s actual performance in fiscal year 2003 in achieving corporate financial and other targets described above as compared to planned results for these criteria. We also considered Mr. Sclavos’ achievement of his individual objectives. An important aspect of VeriSign’s continued success was, and will continue to be, Mr. Sclavos’ leadership in developing and articulating the long-term strategic direction of VeriSign, as well as his continued attention to the development of the appropriate senior management team to support and execute that strategy. Finally, in considering competitive compensation practices with respect to Mr. Sclavos’ total compensation, we paid particular attention to the compensation practices of competitor companies and sought to assure that Mr. Sclavos’ total compensation was appropriate relative to the total compensation paid to the chief executive officers at similarly situated companies.

We have reviewed all components of Mr. Sclavos’ and our executive officers’ compensation, including salary, bonus, and long-term equity compensation. Based on this review, the compensation committee finds Mr. Sclavos’ and our executive officers’ total compensation to be reasonable.

Internal Revenue Code Section 162(m) Limitation

Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies, unless compensation is commission- or performance-based. Having considered the requirements of Section 162(m), we believe that option grants made pursuant to the 1998 Equity Incentive Plan meet the requirements that such grants be “performance based” and are, therefore, exempt from the limitations on deductibility. However, restricted stock units granted under the 1998 Equity Incentive Plan and options granted under the 2001 Stock Incentive Plan may not be deductible depending on the date that such restricted stock units vest or the options are exercised. Historically, the combined salary and bonus of each executive officer has been below the $1.0 million limit. In 2004, Mr. Sclavos received in excess of $1.0 million which excess will not be deductible.

This report is submitted by the Compensation Committee.

D. James Bidzos (Chairman)

Len J. Lauer

Gregory L. Reyes

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock, the Nasdaq Composite Index, and the S&P 500 Information Technology Index. The graph assumes that $100 was invested in our common stock, the Nasdaq Composite Index and the S&P 500 Information Technology Index on December 31, 1999, and calculates the return quarterly through December 31, 2004. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

	12/31/1999	12/29/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004
VeriSign, Inc.	$100	$39	$20	$4	$9	$18
Nasdaq Composite Index	$100	$61	$48	$33	$49	$53
S&P 500 Information Technology Index	$100	$59	$44	$27	$40	$41

REPORT OF THE AUDIT COMMITTEE

The audit committee of the Board of Directors is composed of three non-management directors who meet the independence and experience requirements of The Nasdaq Stock Market. The audit committee operates under a written charter adopted by the Board of Directors. The members of the audit committee are Messrs. Roper (Chairman), Chenevich and Mueller.

Management is responsible for the preparation, presentation and integrity of VeriSign’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, KPMG LLP, are responsible for performing an independent audit of VeriSign’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The audit committee is responsible for oversight of our financial, accounting and reporting processes and our compliance with legal and regulatory requirements. The audit committee is also responsible for the appointment, compensation and oversight of our independent registered public accounting firm, which includes reviewing the independent registered public accounting firm’s independence, reviewing and approving the planned scope of the annual audit, overseeing the independent auditors’ audit work, reviewing and pre-approving any non-audit services that may be performed by the independent auditors, reviewing with management and the independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles.

We have adopted a policy regarding rotation of the audit partners responsible for the audit of VeriSign’s financial statements. No audit partner (as defined under SEC rules) of the public accounting firm providing audit services to VeriSign shall have served as the lead or coordinating audit partner (having primary responsibility for the audit) or as the audit partner responsible for reviewing the audit for more than five consecutive fiscal years.

During 2004, at each of our meetings, we met with the senior members of VeriSign’s financial management team and our independent registered public accounting firm. We recommended to the Board of Directors that KPMG LLP be engaged as VeriSign’s independent registered public accounting firm and we reviewed with KPMG LLP the overall audit scope and plans. We met privately with KPMG LLP to discuss the results of the audit, evaluations by the auditors of VeriSign’s accounting and internal controls and quality of VeriSign’s financial reporting. The audit committee met eight times during 2004.

Our review of the audited financial statements contained in VeriSign’s Annual Report on Form 10-K for the year ended December 31, 2004 included a discussion of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements. Management represented to us that VeriSign’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and we have reviewed and discussed the consolidated financial statements with management and KPMG LLP.

We discussed with KPMG LLP matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” We also discussed with KPMG LLP their annual written disclosures and letter on their independence from VeriSign and its management, as required by Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The audit committee has also considered whether the non-audit services provided by KPMG LLP to VeriSign during 2004 are compatible with maintaining the auditors’ independence.

Based upon our discussions with management and KPMG LLP and our review of the representations of management, and the report of KPMG LLP to the audit committee, we recommended to the Board of Directors that the audited consolidated financial statements be included in VeriSign’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

This report is submitted by the Audit Committee.

William A. Roper, Jr. (Chairman)

William L. Chenevich

Edward A. Mueller

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2004 and December 31, 2003, and fees billed for other services provided by KPMG LLP.

	2004 Fees	2003 Fees
Audit Fees (including quarterly reviews):
Consolidated audit	$2,581,000	$1,419,000
Statutory Audits	252,206	156,000
Consent on SEC filing	20,000	10,000
Total Audit Fees	2,853,206	1,585,000

Audit-Related Fees(1)	599,419	725,000
Tax Fees(2)	354,360	854,000
All Other Fees(3)	30,500	177,000

Total Fees	$3,837,485	$3,341,000

(1)	Audit-Related Fees consist principally of attestation of internal controls for service organizations under Statement on Accounting Standards No. 70 (SAS 70).

(2)	Tax Fees include federal, state and international tax compliance, tax advice and tax planning.

(3)	All Other Fees include reimbursement of professional and administrative costs incurred by KPMG LLP for compliance with a subpoena request related to certain class action complaints filed against VeriSign and other administrative services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2004, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer or holder of more than 5% of the common stock of VeriSign or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than the transactions described below.

Reimbursement Payments to Mr. Sclavos for Use of Airplane.    In February 2004, the compensation committee approved a policy for the partial reimbursement of certain expenses incurred by Stratton D. Sclavos in the operation of his private plane when used for VeriSign business. Under this policy, we will reimburse Mr. Sclavos $2900 per flight hour up to $650,000 per year. During 2004, we reimbursed approximately $560,419 under this policy. All amounts reimbursed to Mr. Sclavos were approved by the compensation committee of the Board of Directors. Mr. Sclavos is President, Chief Executive Officer and Chairman of the Board of Directors.

Executive Relocation Loan.    In March 2001, we loaned $2,000,000 to James M. Ulam, our Senior Vice President and General Counsel, in connection with his relocation from Virginia to California. This loan, which is secured by Mr. Ulam’s principal residence, does not accrue interest. The remaining principal amount of the loan of $1,250,000 was forgiven in full on October 1, 2004.

Severance Arrangement with Mr. Irvin.    In May 2003, we entered into an agreement with Vernon L. Irvin that provides for payment of six months’ base salary in the event he is terminated for reasons other than for cause or resignation. Mr. Irvin is Executive Vice President and General Manager, Communications Services.

Acceleration of Option Vesting in the Event of a Change of Control.    Options generally vest at the rate of 25% of the shares subject to the option on the first anniversary of the date of the grant and thereafter with respect to 6.25% each quarter. However, upon certain changes in control, the options vesting schedule accelerates as to 50% of any shares that are then unvested for officers at the level of senior vice president and above and as to 100% of any shares that are then unvested for the president and chief executive officer.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Proposals of stockholders intended to be presented at our 2006 Annual Meeting of Stockholders and included in our proxy statement and form of proxy relating to the meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must be received by us at our principal executive offices no later than 120 calendar days before the one year anniversary of the date of this proxy statement, or December 27, 2005.

In accordance with our bylaws, we have established an advance notice procedure for stockholder proposals not included in our proxy statement to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made:

•	pursuant to VeriSign’s notice of such meeting;

•	by or at the direction of the Board of Directors; or

•	by any stockholder of the corporation who was a stockholder of record at the time of giving notice who is entitled to vote at such meeting and complies with the notice procedures set forth below.

The only business that will be conducted at an annual meeting of our stockholders is business that is brought before the meeting by or at the direction of the chairman of the meeting or by any stockholder entitled to vote who has delivered timely written notice to the Secretary of VeriSign sixty days or no more than ninety days prior to the first anniversary of this year’s annual meeting. In the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth day prior to the annual meeting and not later than the close of business on the later of the sixtieth day prior to the annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by us. The stockholder’s notice must contain specified information concerning the matters to be brought before the meeting and concerning the stockholder proposing those matters. If a stockholder who has notified us of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at the meeting, we need not present the proposal for a vote at the meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the SEC. A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Secretary of VeriSign. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to the Secretary of VeriSign at our principal executive offices at 487 East Middlefield Road, Mountain View, California 94043-4047.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of VeriSign’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC, and The Nasdaq Stock Market. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copy of the forms furnished to us and written representations from the executive officers and directors, we believe that all filing requirements applicable to our directors and executive officers were timely met except that each of Aristotle N. Balogh and Dana L. Evan had one delinquent filing during the fiscal year ended December 31, 2004.

CODE OF ETHICS

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and other senior accounting officers. The “Code of Ethics for the Chief Executive Officer and Senior Financial Officers” is located on our website at http://www.verisign.com/verisign-inc/vrsn-investors/Corporate_Governance/index.html. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding any amendment to, or waiver from, a provision of this code of ethics by posting such information on our website.

OTHER BUSINESS

The Board of Directors does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Whether or not you expect to attend the Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope or complete the proxy electronically or by phone as described on the proxy card and under “Internet and Telephone Voting” in this proxy statement so that your shares may be represented at the Meeting.

COMMUNICATING WITH VERISIGN

We have from time-to-time received calls from stockholders inquiring about the available means of communication with VeriSign. We thought that it would be helpful to describe these arrangements which are available for your use.

•	If you would like to receive information about VeriSign, you may use one of these convenient methods:

1.	To have information such as our latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q mailed to you, please call our Investor Relations Department at (866) 447-8776 (4IR-VRSN).

2.	To view our home page on the Internet, use our Internet address: www.verisign.com. Our home page gives you access to product, marketing and financial data, and an on-line version of this proxy statement, our Annual Report on Form 10-K and other filings with the SEC.

•	If you would like to write to us, please send your correspondence to the following address:

VeriSign, Inc.

Attention: Investor Relations

487 East Middlefield Road

Mountain View, CA 94043-4047

•	If you would like to inquire about stock transfer requirements, lost certificates and change of stockholder address, please call our transfer agent, Mellon Investor Services LLC at (800) 356-2017. Foreign stockholders please call (201) 329-8660. You may also visit their web site at www.melloninvestor.com for step-by-step transfer instructions.

APPENDIX A

VERISIGN, INC.

1998 DIRECTORS STOCK OPTION PLAN

As Adopted October 31, 1997

and Amended June 8, 2000, January 26, 2001, May 24, 2003 and August 3, 2004

1.   Purpose.    This 1998 Directors Stock Option Plan (this “Plan”) is established to provide equity incentives for certain nonemployee members of the Board of Directors of VeriSign, Inc. (the “Company”), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

2.  Adoption and Stockholder Approval.    After this Plan is adopted by the Board of Directors of the Company (the “Board”), this Plan will become effective on the time and date (the “Effective Date”) on which the registration statement filed by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), to register the initial public offering of the Company’s Common Stock is declared effective by the SEC. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

3.  Types of Options and Shares.    Options granted under this Plan shall be non-qualified stock options (“NQSOs”). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the “Shares”) are shares of the Common Stock of the Company.

4.  Number of Shares.    The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the “Maximum Number”) is 1,250,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

5.  Administration.    This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the “Committee”). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

6.  Eligibility and Award Formula.

6.1  Eligibility.    Options shall be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 18 below (each such person referred to as an “Optionee”).

6.2  Initial Grant.    Each Optionee who on or after the Effective Date first becomes a member of the Board will automatically be granted an Option for 50,000 Shares (an “Initial Grant”) on the date such Optionee becomes a member of the Board.

6.3  Succeeding Grants.    On each annual anniversary of an Optionee’s Initial Grant (or previous grant from the Company outside this Plan if such Optionee was ineligible to receive an Initial Grant), provided the Optionee is a member of the Board on such anniversary date and has served continuously as a member of the Board since the date of such Optionee’s Initial Grant or previous grant, as the case may be, the Optionee will automatically be granted an Option for 25,000 Shares (a “Succeeding Grant”).

7.  Terms and Conditions of Options.    Subject to the following and to Section 6 above:

7.1  Form of Option Grant.    Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (“Grant”) in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

7.2  Vesting.    The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the “Start Date” for such Option.

(a)  Initial Grants.    Each Initial Grant will vest as to six and one-fourth percent (6.25%) of the Shares on each three-month anniversary of the Start Date for such Initial Grant, so long as the Optionee continuously remains a director or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Company.

(b)  Succeeding Grants.    Each Succeeding Grant will vest as to six and one-fourth percent (6.25%) of the Shares on each three-month anniversary of the Start Date for such Succeeding Grant, so long as the Optionee continuously remains a director or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Company.

7.3  Exercise Price.    The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares, at the time that the Option is granted.

7.4  Termination of Option.    Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the “Expiration Date”). The Option shall cease to vest when the Optionee ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Company. The date on which the Optionee ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Company shall be referred to as the “Termination Date”. An Option may be exercised after the Termination Date only as set forth below:

(a)  Termination Generally.    If the Optionee ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Company for any reason except death of the Optionee or disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee, to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee no later than seven (7) months after the Termination Date, but in no event later than the Expiration Date.

(b)  Death or Disability.    If the Optionee ceases to be a member of the Board or, as determined by the Board in the Initial Grant or the Succeeding Grant, a consultant of the Company because of the death of the Optionee or the disability of the Optionee (whether temporary or permanent, partial or total, as determined by the Committee), then each Option then held by such Optionee to the extent (and only to the extent) that it would have been exercisable by the Optionee on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

8.  Exercise of Options.

8.1  Exercise Period.    Subject to the provisions of Section 8.5 below, Options shall be exercisable as they vest.

8.2  Notice.    Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

8.3  Payment.    Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company’s stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

8.4  Withholding Taxes.    Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

8.5  Limitations on Exercise.    Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

(a)  An Option shall not be exercisable unless such exercise is in compliance with the Securities Act and all applicable state securities laws, as they are in effect on the date of exercise.

(b)  The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

9.  Nontransferability of Options.    During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee’s guardian or legal representative, unless otherwise determined by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee.

10.  Privileges of Stock Ownership.    No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

11.  Adjustment of Option Shares.    In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

12.  No Obligation to Continue as Director.    Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

13.  Compliance With Laws.    The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

14.  Acceleration of Options on Certain Corporate Transactions.    In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within six months of the consummation of said event. Any options not exercised within such six-month period shall expire.

15.  Amendment or Termination of Plan.    The Board may at any time terminate or amend this Plan or any outstanding option, provided that the Board may not terminate or amend the terms of any outstanding option without the consent of the Optionee. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

16.  Term of Plan.    Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

17.  Certain Definitions.    As used in this Plan, the following terms shall have the following meanings:

17.1  “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

17.2  “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

17.3  “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

17.4  “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)	if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b)	if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c)	if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The WallStreet Journal;

(d)	in the case of an Option granted on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(e)	if none of the foregoing is applicable, by the Committee in good faith.

INITIAL GRANT

VERISIGN, INC.

1998 DIRECTORS STOCK OPTION PLAN

DIRECTORS NONQUALIFIED INITIAL STOCK OPTION GRANT

This Stock Option Grant (this “Grant”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between VeriSign, Inc., a Delaware corporation (the “Company”), and the Optionee named below (“Optionee”).

Optionee:
Optionee’s Address:
Total Shares Subject to Option:
Exercise Price Per Share:
Date of Grant:
Expiration Date:

1.  Grant of Option.    The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company set forth above (collectively, the “Shares”) at the exercise price per share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Grant and the Company’s 1998 Directors Stock Option Plan (the “Plan”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

2.  Exercise and Vesting of Option.    Subject to the terms and conditions of the Plan and this Grant, this Option shall become exercisable as it vests. Subject to the terms and conditions of the Plan and this Grant, this Option shall vest as to six and twenty-five one-hundredths percent (6.25%) of the Shares on each three-month anniversary of the Date of Grant so long as the Optionee continuously remains a member of the Board of Directors (a “Board Member”) [OPTIONAL, IF PERMITTED BY THE COMMITTEE: OR A CONSULTANT OF THE COMPANY].

3.  Restriction On Exercise.    This Option may not be exercised unless such exercise is in compliance with the Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which VeriSign, Inc. Directors Stock Option Grant—Initial Grant the Company’s Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange or national market system to effect such compliance.

4.  Termination Of Option.    Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a Board Member [OPTIONAL, IF PERMITTED BY THE COMMITTEE: OR CONSULTANT OF THE COMPANY]. The date on which Optionee ceases to be a Board Member [OPTIONAL, IF PERMITTED BY THE COMMITTEE: OR A CONSULTANT OF THE COMPANY] shall be referred to as the “Termination Date.”

4.1  Termination Generally.    If Optionee ceases to be a Board Member, [OPTIONAL, IF PERMITTED BY THE COMMITTEE: OR A CONSULTANT OF THE COMPANY] for any reason except death or disability, then this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

4.2  Death or Disability.    If Optionee ceases to be a Board Member [OPTIONAL, IF PERMITTED BY THE COMMITTEE: OR A CONSULTANT OF THE COMPANY] because of the death of Optionee or the disability of Optionee, then this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee’s legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

5.   Manner Of Exercise.

5.1  Exercise Agreement.    This Option shall be exercisable by delivery to the Company of an executed written Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee, which shall set forth Optionee’s election to exercise some or all of this Option, the number of shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

5.2  Payment.    Payment for the Shares purchased upon exercise of this Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD DEALER”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; (e) provided that a public market for the Company’s stock exists, through a “margin” commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (f) by any combination of the foregoing.

5.3  Withholding Taxes.    Prior to the issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

5.4  Issuance of Shares.    Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee’s legal representative. To enforce any restrictions on Optionee’s Shares, the Committee may require Optionee to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

6.  Nontransferability Of Option.     During the lifetime of the Optionee, this Option shall be exercisable only by Optionee or by Optionee’s guardian or legal representative, unless otherwise permitted by the Committee. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

7.  Interpretation.     Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee. Nothing in the Plan or this Grant shall confer on Optionee any right to continue as a Board Member.

8.  Entire Agreement.    The Plan and the Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, and the terms and conditions thereof, are incorporated herein by reference. This Grant, the

Plan and the Directors Stock Option Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

VERISIGN, INC.

By:
Name:
Title:

ACCEPTANCE OF STOCK OPTION GRANT

Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee has been advised by the Company that Optionee should consult a qualified tax advisor prior to such exercise or disposition.

, Optionee

[ACCEPTANCE SIGNATURE PAGE TO

DIRECTORS NONQUALIFIED INITIAL STOCK OPTION GRANT]

SUCCEEDING GRANT

VERISIGN, INC.

1998 DIRECTORS STOCK OPTION PLAN

DIRECTORS NONQUALIFIED SUCCEEDING STOCK OPTION GRANT

This Stock Option Grant (this “Grant”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between VeriSign, Inc., a Delaware corporation (the “Company”), and the Optionee named below (“Optionee”).

Optionee:
Optionee’s Address:
Total Shares Subject to Option:
Exercise Price Per Share:
Date of Grant:
Expiration Date:

1.  Grant of Option.    The Company hereby grants to Optionee an option (this “Option”) to purchase up to the total number of shares of Common Stock of the Company set forth above (collectively, the “Shares”) at the exercise price per share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Grant and the Company’s 1998 Directors Stock Option Plan (the “Plan”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

2.  Exercise and Vesting of Option.    Subject to the terms and conditions of the Plan and this Grant, this Option shall become exercisable as it vests. Subject to the terms and conditions of the Plan and this Grant, this Option shall vest as to six and twenty-five one-hundredths (6.25%) of the Shares on each three-month anniversary of the Date of Grant so long as the Optionee continuously remains a member of the Board of Directors (a “Board Member”) [OPTIONAL, IF PERMITTED BY THE COMMITTEE: OR A CONSULTANT OF THE COMPANY].

3.  Restriction on Exercise.    This Option may not be exercised unless such exercise is in compliance with the Securities Act, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange or national market system to effect such compliance.

4.  Termination of Option.    Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a Board Member [OPTIONAL, IF PERMITTED BY THE COMMITTEE: OR A CONSULTANT OF THE COMPANY]. The date on which Optionee ceases to be a Board Member [OPTIONAL, IF PERMITTED BY THE COMMITTEE: OR A CONSULTANT OF THE COMPANY] shall be referred to as the “Termination Date.”

4.1  Termination Generally.    If Optionee ceases to be a Board Member [OPTIONAL, IF PERMITTED BY THE COMMITTEE: OR A CONSULTANT OF THE COMPANY] for any reason except death or disability, then this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

4.2  Death or Disability.    If Optionee ceases to be a Board Member [OPTIONAL, IF PERMITTED BY THE COMMITTEE: OR A CONSULTANT OF THE COMPANY] because of the death of Optionee or the disability of Optionee, then this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee’s legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

5.  Manner Of Exercise.

5.1  Exercise Agreement.    This Option shall be exercisable by delivery to the Company of an executed written Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee, which shall set forth Optionee’s election to exercise some or all of this Option, the number of shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

5.2  Payment.    Payment for the Shares purchased upon exercise of this Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD DEALER”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; (e) provided that a public market for the Company’s stock exists, through a “margin” commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (f) by any combination of the foregoing.

5.3  Withholding Taxes.    Prior to the issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

5.4  Issuance of Shares.    Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee’s legal representative. To enforce any restrictions on Optionee’s Shares, the Committee may require Optionee to deposit all certificates, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

6.  Nontransferability of Option.    During the lifetime of the Optionee, this Option shall be exercisable only by Optionee or by Optionee’s guardian or legal representative, unless otherwise permitted by the Committee. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

7.  Interpretation.    Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee. Nothing in the Plan or this Grant shall confer on Optionee any right to continue as a Board Member.

8.  Entire Agreement.    The Plan and the Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, and the terms and conditions thereof, are incorporated herein by reference. This Grant, the

Plan and the Directors Stock Option Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

VERISIGN, INC.

By:
Name:
Title:

ACCEPTANCE OF STOCK OPTION GRANT

Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee has been advised by the Company that Optionee should consult a qualified tax advisor prior to such exercise or disposition.

, Optionee

[ACCEPTANCE SIGNATURE PAGE TO

DIRECTORS NONQUALIFIED SUCCEEDING STOCK OPTION GRANT]

Exhibit A

VERISIGN, INC.

1998 DIRECTORS STOCK OPTION PLAN (THE “PLAN”)

DIRECTORS STOCK OPTION EXERCISE AGREEMENT

I hereby elect to purchase the number of shares of common stock of VERISIGN, INC. (the “Company”) as set forth below:

Optionee:
Number of Shares Purchased:
Social Security Number:
Purchase Price per Share:
Address:
Aggregate Purchase Price:
Date of Stock Option Grant:
Type of Stock Option:	Nonqualified Stock Option
Exact Name of Title to Shares:

1.  Delivery of Purchase Price.    Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Directors Nonqualified Stock Option Grant referred to above (the “Grant”) as follows (check as applicable and complete):

☐	in cash or by check in the amount of $ , receipt of which is acknowledged by the Company;

☐	by delivery of fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $ per share;

☐	by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $ ;

☐	through a “same-day-sale” commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $ ; or

☐	through a “margin” commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount of $ .

2.  Market Standoff Agreement.    Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3.  Tax Consequences.    OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR

DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4.  Entire Agreement.    The Plan and the Grant are incorporated herein by reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California Law except for that body of law pertaining to conflict of laws.

Date:
Signature of Optionee

VERISIGN, INC.

1998 DIRECTORS STOCK OPTION PLAN

SPOUSE’S CONSENT

I acknowledge that I have read the foregoing Directors Stock Option Exercise Agreement (the “Agreement”) and that I know its contents. I hereby consent to and approve all the provisions of the Agreement and agree that the shares of the Common Stock of VeriSign, Inc. purchased thereunder (the “Shares”) and any interest I may have in such Shares are subject to all the provisions of the Agreement. I will take no action at any time to hinder operation of the Agreement on these Shares or any interest I may have on them.

Date:
Signature of Optionee’s Spouse

Optionee’s Name—Typed or Printed

Spouse’s Name—Typed or Printed

The Board of Directors unanimously recommends that you vote FOR the Board of Director nominees and FOR Proposals 2 and 3.

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

1. Election of Directors

FOR all nominees WITHHOLD listed below AUTHORITY (except as marked to vote for all nominees to the contrary) listed below

2. Proposal to amend the 1998 Directors Stock Option Plan to increase the size of initial option grants and annual option grants to non-employee directors to 50,000 shares and 25,000 shares, respectively.

3. Proposal to ratify the selection of KPMG LLP as independent auditors for the year ending December 31, 2005.

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

In accordance with their judgment, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any continuations or adjournments thereof.

Nominees:

01 Scott G. Kriens 02 Len J. Lauer 03 Stratton D. Sclavos

To withhold authority to vote for any individual nominee, strike a line through that nominee’s name.

This Proxy must be signed exactly as your name appears

hereon. If more than one name appears, all persons

so designated should sign. Attorneys, executors,

administrators, trustees and guardians should indicate

their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly

authorized officer executing on behalf of the corporation.

If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person

executing on behalf of the partnership.

WHETHER OR NOT YOU EXPECT TO ATTEND THE

MEETING, PLEASE COMPLETE, DATE AND SIGN THIS

PROXY CARD AND RETURN IT PRIOR TO THE

MEETING IN THE ENCLOSED ENVELOPE.

Signature Signature Date , 2005

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/vrsn

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

Telephone 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

VeriSign, Inc.

487 East Middlefield Road, Mountain View, California 94043-4047

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stratton D. Sclavos and Dana L. Evan, as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock, $0.001 par value, of VeriSign, Inc. (the “Company”) held of record by the undersigned on March 28, 2005, at the 2005 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on May 26, 2005, and at any continuations or adjournments thereof.

This Proxy, when properly executed and returned in a timely manner, will be voted at the Meeting and any continuations or adjournments thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR the Board of Director nominees and FOR Proposals 2 and 3 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your VeriSign, Inc. account online.

Access your VeriSign, Inc. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for VeriSign, Inc., now makes it easy and convenient to get current information on your shareholder account.

View account status View certificate history View book-entry information

View payment history for dividends Make address changes Obtain a duplicate 1099 tax form Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time